Loncar Cancer Immunotherapy ETF
Schedule of Investments
May 31, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Biotechnology - 80.3% ●
52,466	Allogene Therapeutics, Inc. (a)	$2,526,763
9,323	Argenx SE - ADR (a)	2,044,534
91,106	Atara Biotherapeutics, Inc. (a)	1,047,719
111,836	Autolus Therapeutics plc - ADR (a)	1,400,187
8,117	BeiGene, Ltd. - ADR (a)	1,343,688
48,862	BioNTech SE - ADR (a)	2,420,135
17,333	Bluebird Bio, Inc. (a)	1,102,899
91,073	Cellectis S.A. - ADR (a)	1,682,118
22,063	CRISPR Therapeutics AG (a)	1,424,828
76,895	Fate Therapeutics, Inc. (a)	2,493,705
57,813	Iovance Biotherapeutics, Inc. (a)	1,855,219
78,959	Moderna, Inc. (a)	4,855,978
40,589	MorphoSys AG - ADR (a)	1,313,866
66,677	Nektar Therapeutics (a)	1,446,891
28,347	NextCure, Inc. (a)	884,710
149,108	Precision BioSciences, Inc. (a)	1,045,247
38,752	Xencor, Inc. (a)	1,172,248
44,642	Y-mAbs Therapeutics, Inc. (a)	1,704,432
287,333	ZIOPHARM Oncology, Inc. (a)	850,506
33,884	Zymeworks, Inc. (a)	1,291,658
		33,907,331
	Pharmaceutical - 20.0%
31,014	AstraZeneca plc - ADR	1,693,364
23,151	Bristol-Myers Squibb Company	1,382,578
21,717	Gilead Sciences, Inc.	1,690,234
16,366	Merck & Company, Inc.	1,321,064
3,908	Regeneron Pharmaceuticals, Inc. (a)	2,394,861
		8,482,101
	TOTAL COMMON STOCKS (Cost $35,898,725)	42,389,432

	SHORT-TERM INVESTMENTS - 0.1%
39,399	First American Government Obligations Fund, Class X - 0.09%*	39,399
	TOTAL SHORT-TERM INVESTMENTS (Cost $39,399)	39,399
	TOTAL INVESTMETNS - 100.1% (Cost $35,938,124)	42,428,831
	Liabilities in Excess of Other Assets - (0.1)%	(26,370)
	NET ASSETS - 100.0%	$42,402,461

	Percentages are stated as a percent of net assets.

(a)	Non-income producing security
ADR	American Depositary Receipt
*	Rate shown is the annualized seven-day yield as of May 31, 2020.
●
To the extent that the Fund invest more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

Summary of Fair Value Disclosure at May 31, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

Loncar Cancer Immunotherapy ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$42,389,432	$-	$-	$42,389,432
Short-Term Investments	39,399	-	-	39,399
Total Investments in Securities	$42,428,831	$-	$-	$42,428,831
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended May 31, 2020, the Fund did not recognize any transfers to or from Level 3.